(File Nos. 033-12213 and 811-05037)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[X] Definitive Additional Materials
[  ] Soliciting Material under Rule 14a-12

PROFESSIONALLY MANAGED PORTFOLIOS
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Winslow Green Mutual Funds Winslow Green Growth Fund Winslow Green Solutions Fund
Meeting Information

Meeting Type:                                  Special
For holders as of:                            4/30/09
Date:           07/27/09                      Time:    10:30 A.M.
Location:               U.S. Bancorp Fund Services, LLC
2020 E. Financial Way, Suite 100
Glendora, California 91741

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
You are receiving this communication because you hold shares in the Funds named above.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the proxy materials at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

---- Before You Vote ---
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
PROXY STATEMENT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
You can choose to receive a paper or an e-mail copy.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:

1) BY INTERNET:                                           www.proxyvote.com
2) BY TELEPHONE:                                       1-866-412-8384
3) BY E-MAIL*:                                               sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page in the subject line.

Requests, instructions and other inquires sent to this e-mail address will NOT be forwarded to your investment advisor.  To facilitate timely delivery please make the request as instructed above on or before 07/17/09

---- How To Vote ---
Please Choose One of The Following Voting Methods
Vote in Person:  Attend the meeting, at which you will need to request a ballot to vote these shares.

Vote By Internet:  To vote now, visit www.proxyvote.com.  Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: Request a paper copy of the materials, which will include a proxy card.

Voting Items

PROPOSAL 1 (for Investor Class and Institutional Class shareholders):
To approve an investment advisory agreement between Brown Investment Advisory Incorporated and Professionally Managed Portfolios, on behalf of the Winslow Green Growth Fund and the Winslow Green Solutions Fund (the “Funds”).  The Trustees recommend that shareholders vote FOR the approval of the investment advisory agreement.

PROPOSAL 2 (for Investor Class shareholders only):
To approve a new Rule 12b-1 distribution plan and related Rule 12b-1 fee of 0.25% on behalf of the Investor Class of each Fund.  The Trustees recommend that shareholders of the Investor Class of each Fund vote FOR the approval of the distribution plan.

Winslow Green Mutual Funds
Solicitation Script
Meeting Date, July 27, 2009
866-412-8384

Greeting :

Hello; is Mr./Ms. _________ available please?

Hi, Mr./Ms.                                                      , my name is                                                                 and I am calling on behalf of the Winslow Green Mutual Funds on a recorded line.  Recently, we sent you voting materials for an upcoming shareholder vote for the Funds, and we have not yet received your vote.  Hopefully you have had time to review the materials. Just so you know, the Board of Trustees for the Funds, whose job is to look out for the best interests of shareholders like yourself, is recommending that you vote in favor of the proposals.  Would you like to vote along with the recommendations of the board?

FOR THE RECORD, WOULD YOU PLEASE STATE YOUR FULL
NAME AND MAILING ADDRESS?

Are you authorized to vote on all shares?

Again, my name is                                                       , a proxy voting specialist on behalf of the Winslow Green Mutual Funds. Today’s date is                            and the time is                                    Eastern Time.

Mr./Ms.                                   , I have recorded your [FAVORABLE / AGAINST / ABSTAIN] vote for all of your Winslow Funds accounts and will be sending you a written confirmation for each.  If you wish to make any changes you may contact us by calling 866-412-8384.  Thank you very much for your participation and have a great day/evening.

If Not Received

I can resend the materials to you. Do you have an email address this can be sent to?
(If yes: Type email address in the notes and read it back phonetically to the shareholder) (If not, continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)
Thank you. You should receive these materials shortly.  The materials will provide you with information about the issues that are being put to a shareholder vote, and inform you of the methods available to you to cast your vote.  Please note that you will be able to vote easily by phone or over the Internet – easy-to-follow instructions will be included in the material.

If Not Interested,

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important.  We would greatly appreciate your vote, which you can provide at any time by phone, over the Internet, or by completing and returning your proxy card – instructions for voting by all of these methods are laid out in your proxy materials. Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

Hello, my name is ____________________ and I am a proxy voting specialist for the Winslow Green Mutual Funds.  We recently sent you voting materials for an upcoming shareholder vote for the Funds; we hope that you have received these materials and have had a chance to review them.  Shareholder votes are being collected between now and July 27th, 2009.

Your participation is very important.  If you have already voted, thank you for submitting your vote.  To vote over the telephone, call toll-free at 866-412-8384 and a proxy voting specialist will assist you with voting your shares.  Specialists are available Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00AM to 6:00 PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders.  Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, this is an important message concerning your account with the Winslow Green Mutual Funds. We recently sent you voting materials for an upcoming shareholder vote for the Funds; we hope that you have received these materials and have had a chance to review them.  Shareholder votes are being collected between now and July 27th, 2009. Your participation is very important.  If you have already voted, thank you for your vote.  To vote over the telephone, call toll-free at 866-412-8384 and a proxy voting specialist will assist you with voting your shares.  Specialists are available Monday through Friday, 9:30 AM – 9:00 PM and Saturday 10:00AM – 6:00 PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders.  Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING

“Thank you for calling the shareholder voting Center for the Winslow Green Mutual Funds.  Our offices are now closed.  We will be happy to assist you with your questions if you call us back during our normal business hours  which are, Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM  Eastern Time.  Thank you.”

INBOUND - CALL IN QUEUE MESSAGE

“Thank you for calling the shareholder voting center for the Winslow Green Mutual Funds. All of our proxy specialists are currently assisting other shareholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE

“Thank you for calling the shareholder voting center for the Winslow Green Mutual Funds. Shareholder voting has been completed and as a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about the Winslow Green Mutual Funds, please contact your Financial Advisor or call the Winslow Green Mutual Funds at 1-888-314-9049. Thank you and have a good day."